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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) February 23, 1998


                          CASE RECEIVABLES II INC.
_______________________________________________________________________________
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
_______________________________________________________________________________
               (State or Other Jurisdiction of Incorporation)


          33-99298                                    76-0439709
___________________________________   _________________________________________
      Commission File Number)            (I.R.S. Employer Identification No.)




   233 Lake Street, Racine, Wisconsin                              53403
_______________________________________________________________________________
(Address of Principal Executive Offices)                        (Zip Code)


                               (414) 636-6011
_______________________________________________________________________________
            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
_______________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)


                                                             Form 8-K page 1

Item 5.  Other Events.

         The Registrant is filing final forms of the exhibits listed in
         Item 7 (c) below.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.


Exhibit
  No.         Document Description
-------       --------------------

4.1 Indenture between Case Equipment Loan Trust 1998-A (the "Trust") and Harris Trust and Savings Bank, dated as of February 1, 1998.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of February 1, 1998.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of February 1, 1998.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of February 1, 1998.

4.5 Administration Agreement between the Trust and Case Credit Corporation, dated as of February 1, 1998.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and J.P. Morgan Securities Inc. ("J.P. Morgan"), dated as of February 23, 1998.

4.7 Class B Note Underwriting Agreement among CRC, Case Credit Corporation and J.P. Morgan, dated as of February 23, 1998.


                                                             Form 8-K page 2

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CASE RECEIVABLES II INC.
                                                              (Registrant)


Dated: April 4, 1998                By:          /s/ Peter Hong
                                        --------------------------------
                                                     Peter Hong
                                                     Treasurer

                                                           Form 8-K page 3

                             INDEX TO EXHIBITS



Exhibit      Sequential
  No.        Document Description
_______________________________________________________________________________


4.1 Indenture between Case Equipment Loan Trust 1998-A (the "Trust") and Harris Trust and Savings Bank, dated as of February 1, 1998.

4.2 Trust Agreement between Case Receivables II Inc. ("CRC") and The Bank of New York, dated as of February 1, 1998.

4.3 Sale and Servicing Agreement among CRC, Case Credit Corporation and the Trust, dated as of February 1, 1998.

4.4 Purchase Agreement between Case Credit Corporation and CRC, dated as of February 1, 1998.

4.5 Administration Agreement between the Trust and Case Credit Corporation, dated as of February 1, 1998.

4.6 Class A Note Underwriting Agreement among CRC, Case Credit Corporation and J.P. Morgan Securities Inc. ("J.P. Morgan"), dated as of
         February 23, 1998.

4.7 Class B Note Purchase Agreement among CRC, Case Credit Corporation and J.P. Morgan, dated as of February 23, 1998.



                                                            Form 8-K page 4

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